                           DEFINED ASSET FUNDS-REGISTERED TRADEMARK-
                           ----------------------------------------------------

                           THE STRIPPED ("ZERO")
                           U.S. TREASURY SECURITIES FUND
                           NATIONWIDE PROVIDENT SERIES A
                           A NATIONWIDE PROVIDENT VARIABLE LIFE ACCOUNT
                           INVESTMENT

                           -  PORTFOLIO OF "ZERO COUPON" U.S. TREASURY
                              SECURITIES
                           - DESIGNED FOR SAFETY OF CAPITAL AND HIGH YIELD TO MATURITY
                           - UNITS SOLD TO SEPARATE INVESTMENT ACCOUNTS OF NATIONWIDE LIFE INSURANCE COMPANY OF AMERICA TO FUND BENEFITS UNDER VARIABLE LIFE INSURANCE POLICIES

                           -----------------------------------------------------
SPONSOR:                   The Securities and Exchange Commission has not
MERRILL LYNCH,             approved or disapproved these Securities or passed
PIERCE, FENNER & SMITH     upon the adequacy of this prospectus. Any
INCORPORATED               representation to the contrary is a criminal offense.

                           Prospectus dated May 2, 2005.

--------------------------------------------------------------------------------

CONTENTS

                                                              PAGE
                                                              ----
Risk/Return Summary...............................                    3
What You Can Expect From Your Investment..........                    5
  Distributions...................................                    5
  Records and Reports.............................                    5
The Risks You Face................................                    5
  Price Risk......................................                    5
Selling or Exchanging Units.......................                    5
  Sponsor's Secondary Market......................                    5
  Selling Units to the Trustee....................                    5
How The Fund Works................................                    6
  Pricing.........................................                    6
  Evaluations.....................................                    6
  Income..........................................                    6
  Expenses........................................                    6
  Portfolio Changes...............................                    6
  Termination.....................................                    7
  Certificates....................................                    7
  Trust Indenture.................................                    7
  Legal Opinion...................................                    8
  Independent Registered Public Accounting Firm...                    8
  Sponsor.........................................                    8
  Trustee.........................................                    8
  Sponsor's Profits...............................                    8
  Code of Ethics..................................                    9
Taxes.............................................                    9
Supplemental Information..........................                    9
Financial Statements..............................                  D-1

--------------------------------------------------------------------------------

RISK/RETURN SUMMARY

 1. WHAT IS THE FUND'S OBJECTIVE?
   The Fund seeks safety of capital and high yield to maturity by investing in a fixed portfolio primarily of Stripped U.S. Treasury securities.

   Units are currently offered only to Nationwide Provident's Zero Coupon Bond Subaccount to fund the benefits under variable insurance policies issued by Nationwide Life Insurance Company of America ("NLICA" or "Nationwide Provident"). The Fund's name was changed on April 28, 2003, to reflect Nationwide Financial Services, Inc.'s acquisition of Provident Mutual. These Accounts invest in units in accordance with allocation instructions received by policyowners. Accordingly, the interests of a policyowner in the units are subject to the terms of the insurance policy.

   The rights of the Accounts as holders of units should be distinguished from the rights of the policyowners. Please review the accompanying prospectus for the insurance policies, which describes the rights of and risks to policyowners. The term "you" in this Prospectus refers to the Accounts (or the Sponsor if it holds units in the secondary market).

 2. WHAT ARE STRIPPED U.S. TREASURY SECURITIES?
   These are debt obligations directly issued by the U.S. Treasury. They do not make any periodic payments of interest before maturity and are priced at a deep discount from face amount. They pay a fixed amount of principal at maturity.

 3. WHAT IS THE FUND'S INVESTMENT STRATEGY?
 - The Fund consists of the 2006 Trust, a unit investment trust that is designated by the year in which its Stripped Treasury securities mature. The trust also contains an interest-bearing U.S. Treasury note to provide income to pay the trust's expenses.

 - Unlike a mutual fund, the portfolio of this unit investment trust is not managed.

 - For each 1,000 units purchased, you will receive a total distribution of approximately $1,000 for units held until maturity of the underlying securities in the trust.

 - The securities in the Fund BUT NOT THE FUND OR THE UNITS are backed by the full faith and credit of the United States.

 - 100% of the trust's portfolio consists of U.S. Treasury securities.

 4. WHAT ARE THE SIGNIFICANT RISKS?
   YOU CAN LOSE MONEY BY INVESTING IN THE FUND. THIS CAN HAPPEN FOR VARIOUS REASONS, INCLUDING:

 - Rising interest rates can reduce the value of the units.

 - Since the portfolio is priced at a deep discount from face amount, unit prices may be subject to greater fluctuations in response to changing interest rates. This risk is greater than on debt securities that pay interest currently and decreases with the time to maturity.

 - If units are sold before the underlying securities mature, the sales price may be less, because market prices of the securities before maturity will vary with changes in interest rates and other factors. The Sponsor may seek to terminate the outstanding trust. Such termination would result in sale of the securities before maturity and recognition of gains or losses.

 5. IS THIS FUND APPROPRIATE FOR YOU?
   Yes, if you want safety of capital with a locked-in yield to maturity. You benefit from a portfolio of U.S. government securities with fixed returns and a stated maturity.

   The Fund is NOT appropriate for you if you want current income or a speculative investment that changes to take advantage of market movements.

 6. WHAT ARE THE FUND'S FEES AND EXPENSES?
   This table shows the costs and expenses the Account may pay, directly or indirectly, when it invests in the Fund.

   TRANSACTION CHARGES
   Nationwide Provident initially pays a transaction charge to the Sponsor on the units sold to the Account, and Nationwide Provident intends to recover this amount through an asset charge. See the accompanying Prospectus for the insurance policies for further information. The transaction charge is based on the remaining years to maturity of the Stripped Treasury Security:

                                                    REMAINING YEARS
                                                      TO MATURITY
                                                      PERCENT OF
                                                    OFFERING PRICE
                                                    ---------------
Less than 2 years.................................         0.25%

   ESTIMATED ANNUAL OPERATING EXPENSES

Trustee's Annual Fee and Expenses
Per $1,000 face amount of the underlying
securities.                                         $0.50

 7. IS THE FUND MANAGED?
   Unlike a mutual fund, the Fund is not managed and securities are not sold because of market changes. To lock in the yield on the purchase date, a trust holds securities to maturity unless sales are needed to raise cash for redemptions.

 8. HOW DO I BUY UNITS?
   Each Account buys units from the Sponsor. There is no minimum investment.

UNIT PRICE
(as of December 31, 2004)

                                                       SERIES A
                                                         2006
                                                         TRUST
                                                       --------
Net asset value (based on offer
side evaluation of underlying
securities)                                             $979.60
Plus transaction charge                                 $  2.46
                                                        -------

UNIT PRICE PER 1,000 UNITS                             $  982.06

   Unit price is based on the net asset value of the Fund plus the applicable transaction charge shown below. Any principal cash, and any net accrued but undistributed interest on the unit is added to the unit price. An independent evaluator prices the securities at their offer side values at 3:30 p.m. Eastern time each business day. Unit price varies daily with changes in the prices of the securities in the trust.

 9. HOW DO I SELL UNITS?
   An Account may sell units at any time to the Sponsor or the Trustee for the net asset value determined at the close of business on the date of sale. You will not pay any fee when you sell your units.

10. HOW ARE DISTRIBUTIONS MADE AND TAXED?
   Stripped Treasury securities do not pay interest until they mature; consequently, you should not expect any distributions of interest income. When the Stripped Treasury security matures, the proceeds will be distributed to the Accounts. A distribution will be made in cash two business days following the maturity of the Stripped Treasury security.

   The Accounts (not the policyowners) have significant amounts of income attributed to them annually as original issue discount is accrued on the Stripped Treasury securities.

WHAT YOU CAN EXPECT FROM YOUR INVESTMENT

DISTRIBUTIONS

The trust normally holds any net income and principal received until the Stripped Treasury security matures. However, the Trustee may distribute any available balances in the Income and Capital Accounts once a year, as instructed by the Sponsor.

RECORDS AND REPORTS

The Accounts receive:

- with any distribution, a statement of income and other payments;
- an annual report on Fund transactions; and
- annual tax information. THIS IS ALSO SENT TO THE IRS.

You will receive audited financial statements of the Fund once a year.

THE RISK YOU FACE

PRICE RISK

Investing involves risks, including the risk that your investment before maturity will decline in value if interest rates rise. Generally, the price of Stripped Treasury securities fluctuates more widely than prices of debt securities that pay interest currently. Also, securities with longer maturities will change in value more than securities with shorter maturities. Of course, we cannot predict how interest rates may change.

SELLING OR EXCHANGING UNITS

SPONSOR'S SECONDARY MARKET

While we are not obligated to do so, we intend to buy back units at their offer side value without any fee or charge. We may resell the units to an Account or to the Trustee.

SELLING UNITS TO THE TRUSTEE

Regardless of whether we maintain a secondary market, an Account can sell units to the Trustee at any time at a price based on the lower bid side evaluation of the securities in the trust. It must deliver instructions to the Trustee (with coordinated delivery or assignment of any outstanding certificates if issued).

Within seven days after receiving a redemption request in proper form, the Trustee will transmit the proceeds as directed by the redemption instructions. An Account may opt to receive securities rather than cash. Contact the Trustee for additional information.

If there is no secondary market, the Trustee may sell your units in the over-the-counter market for a higher price, but it is not obligated to do so. In that case, you will receive the net proceeds of the sale.

If the Fund does not have cash available to pay for units redeemed, the Sponsor will select securities to be sold, based on market and credit factors. These sales could be made at times when the securities would not otherwise be sold and may result in receiving less than the unit par value and also reduce the size of the trust.

Payments for units could be delayed:

  - if the New York Stock Exchange is closed (other than customary weekend and holiday closings);

  - if the SEC determines that trading on the New York Stock Exchange is restricted or that an emergency exists making sale or evaluation of the bonds not reasonably practicable; and
  - for any other period permitted by SEC order.

HOW THE FUND WORKS

PRICING

The price of a unit includes interest accrued on the securities, less expenses, up to, but not including, the settlement date, which is usually the business day after purchase of the unit.

EVALUATIONS

An independent Evaluator values the securities on each business day (excluding Saturdays, Sundays and the following holidays as observed by the New York Stock
Exchange: New Year's Day, Presidents' Day, Martin Luther King, Jr. Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas; and the following federal holidays: Columbus Day and Veterans Day). Values are based on current offer prices for the securities or comparable bonds.

INCOME

The Trustee credits interest to an Income Account and other receipts to a Capital Account. The Trustee may establish a Reserve Account by withdrawing from these accounts amounts it considers appropriate to pay any material liability. These accounts do not bear interest.

EXPENSES

The Trustee is paid semi-annually. It also benefits when it holds cash for a trust in non-interest bearing accounts. The Trustee may also receive additional amounts:

  - to reimburse the Trustee for the trust's operating expenses;
  - for extraordinary services and costs of indemnifying the Trustee and the Sponsor;
  - costs of actions taken to protect a trust and other legal fees and expenses;
  - termination expenses and any governmental charges.

The trust also pays the Evaluator's fees.

The Trustee's and Evaluator's fees may be adjusted for inflation without investors' approval.

If trust expenses exceed initial estimates, the trust will owe the excess. The Trustee has a lien on trust assets to secure reimbursement of trust expenses and may sell bonds if cash is not available.

PORTFOLIO CHANGES

The Sponsor and Trustee are not liable for any default or defect in a security.

Unlike a mutual fund, the portfolio is designed to remain intact and we may keep securities in the portfolio even if adverse financial circumstances occur. However, we may sell a security in certain cases if we believe that certain adverse credit or other conditions exist.

If we maintain a secondary market in units but are unable to sell the units that we buy in the secondary market, we will redeem units, which may affect the composition of the portfolio. Units offered in the secondary market may not represent the same face amount of securities that they did originally.

We decide whether or not to offer units for sale that we acquire in the secondary market after reviewing:

  - diversity of the portfolio;
  - size of the trust relative to its original size;
  - level of trust expenses;
  - yield to maturity;
  - degree to which units may be selling at a premium over par; and
  - cost of maintaining a current prospectus.

TERMINATION

Each trust terminates following the stated maturity or sale of the last security in its portfolio. The trust may also terminate earlier with the consent of investors holding 51% of the units or its total assets are less than 40% of the face amount of securities deposited. We will decide whether to terminate a trust early based on the same factors used in deciding whether or not to offer units in the secondary market.

When a trust is about to terminate the Account will receive a notice, and it will be unable to sell units of the trust after that time. On or shortly before termination, we will sell any remaining securities, and you will receive your final distribution. Any security that cannot be sold at a reasonable price may continue to be held by the Trustee in a liquidating trust pending its final sale.

You will bear your share of the expenses associated with termination, including costs in selling securities. This may reduce the amount you receive as your final distribution.

CERTIFICATES

Certificates for units are issued on request. An Account transfer certificates by complying with the requirements for redeeming certificates, described above. It can replace lost or mutilated certificates by delivering satisfactory indemnity and paying the associated costs.

TRUST INDENTURE

The Fund is a "unit investment trust" governed by a trust Indenture, a contract among the Sponsor, the Trustee and the Evaluator, which sets forth their duties and obligations and your rights. A copy of the Indenture is available to you on request to the Trustee. The following summarizes certain provisions of the Indenture.

The Sponsor and the Trustee may amend the Indenture without your consent:

  - to cure ambiguities;
  - to correct or supplement any defective or inconsistent provision;
  - to make any amendment required by any governmental agency; or
  - to make other changes determined not to be materially adverse to your best interest (as determined by the Sponsor).

Investors holding 51% of the units may amend the Indenture. Every investor must consent to any amendment that changes the 51% requirement. No amendment may reduce your interest in the Fund without your written consent.

The Trustee may resign by notifying the Sponsor. The Sponsor may remove the Trustee without your consent if:

  - it fails to perform its duties and the Sponsor determines that its replacement is in your best interest; or
  - it becomes incapable of acting or bankrupt or its affairs are taken over by public authorities.

Investors holding 51% of the units may remove the Trustee. The Evaluator may resign or be removed by the Sponsor and the Trustee without the consent of investors. The resignation or removal of either becomes effective when a successor accepts appointment. The Sponsor will try to appoint a successor promptly; however, if no successor has accepted within 30 days after notice of resignation, the resigning Trustee or Evaluator may petition a court to appoint a successor.

If the Sponsor fails to perform its duties or becomes bankrupt the Trustee may:

  - remove it and appoint a replacement Sponsor;
  - liquidate the trusts; or
  - continue to act as Trustee without a Sponsor.

The trust Indenture contains customary provisions limiting the liability of the Trustee, the Sponsor and the Evaluator.

LEGAL OPINION

Davis Polk & Wardwell, 450 Lexington Avenue, New York, New York 10017, as special counsel for the Sponsor, has given an opinion that the units are validly issued.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP, 2 World Financial Center, New York, New York 10281, independent registered public accounting firm, audited the Financial Statements included in this Prospectus.

SPONSOR

The Sponsor is:

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED (a wholly-owned subsidiary of Merrill Lynch & Co., Inc.)
P.O. Box 9051, Princeton, NJ 08543-9051

The Sponsor is a Delaware corporation and it, or its predecessor, has acted as sponsor to many unit investment trusts. As a registered broker-dealer the Sponsor buys and sells securities (including investment company shares) for others (including investment companies) and participates as an underwriter in various selling groups.

TRUSTEE

Bank of New York, Unit Investment Trust Department, 2 Hanson Place, 12th Floor, Brooklyn, NY 11217, is the Trustee. It is supervised by the Federal Deposit Insurance Corporation, the Board of Governors of the Federal Reserve System and New York State banking authorities.

SPONSOR'S PROFITS

Upon the sale of units, the Sponsor receives the transaction charge from an Account (as set out above). The Sponsor also realizes a profit or loss on each deposit of securities in a trust.

In maintaining a secondary market, the Sponsor will also realize profits or sustain losses in the amount of any difference between the prices at which it buys units and the prices at which it resells or redeems those units.

CODE OF ETHICS

The Fund and the Sponsor have each adopted a code of ethics requiring reporting of personal securities transactions by its employees with access to information on Fund transactions. Subject to certain conditions, the codes permit employees to invest in Fund securities for their own accounts. The codes are designed to prevent fraud, deception and misconduct against the Fund and to provide reasonable standards of conduct. These codes are on file with the Commission and you may obtain a copy by contacting the Commission at the address listed on the back cover of this prospectus.

TAXES

The following discussion relates only to the Accounts as holders of units, and not to policyowners. The separate prospectus for the insurance policies, attached, describes tax consequences to policyowners.

In the opinion of our counsel, under existing law:

The Fund will not be taxed as a corporation for federal income tax purposes, and you will be considered to own directly your share of each Stripped Treasury security in the Fund.

The zero coupon bonds will be considered to have been issued at an "original issue discount" for federal income tax purposes. As a result, you will be required to include original issue discount in respect of the zero coupon bonds as it accrues, in accordance with a constant yield method based on a compounding of interest.

SUPPLEMENTAL INFORMATION

You can receive at no cost supplemental information about the Fund by calling the Trustee. The supplemental information includes more detailed risk disclosure about the securities that may be in the Fund's portfolio and general information about the structure and operation of the Fund. The supplemental information is also available from the SEC.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


THE STRIPPED ("ZERO") U.S. TREASURY SECURITIES FUND,
NATIONWIDE PROVIDENT SERIES A

The Sponsor, Trustee and Holders
  of The Stripped ("Zero")
  U.S. Treasury Securities Fund,
  Nationwide Provident Series A:


We have audited the accompanying statement of condition of the 2006 Trust of The Stripped ("Zero") U.S. Treasury Securities Fund, Nationwide Provident Series A (the "Fund"), including the portfolio, as of December 31, 2004 and the related statements of operations, changes in net assets and financial highlights for the years ended December 31, 2004, 2003 and 2002. These financial statements and financial highlights are the responsibility of the Trustee's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. Securities owned at December 31, 2004, as shown in such portfolios, were confirmed to us by The Bank of New York, the Trustee. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the 2006 Trust of The Stripped ("Zero") U.S. Treasury Securities Fund, Nationwide Provident Series A at December 31, 2004 and the results of its operations, changes in its net assets and its financial highlights for the above-stated years in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, N.Y.
April 7, 2005

THE STRIPPED ("ZERO") US TREASURY SECURITIES FUND,
NATIONWIDE PROVIDENT SERIES A

STATEMENT OF CONDITION
AS OF DECEMBER 31, 2004

                                                                     2006 TRUST
TRUST PROPERTY:
   Investment in marketable securities
     (see Portfolio and Note 1)                                     $ 12,654,268
   Other                                                                   7,800
                                                                    ------------

          Total trust property                                        12,662,068

LESS LIABILITY - Other                                                     1,524
                                                                    ------------

NET ASSETS (Note 2)                                                 $ 12,660,544
                                                                    ============

UNITS OUTSTANDING                                                     12,901,151
                                                                    ============

UNIT VALUE                                                          $    0.98135
                                                                    ============

                       See Notes to Financial Statements.

THE STRIPPED ("ZERO") US TREASURY SECURITIES FUND,
NATIONWIDE PROVIDENT SERIES A

STATEMENTS OF OPERATIONS

                                                             2006 TRUST
                                                      YEARS ENDED DECEMBER 31,
                                                2004            2003            2002
                                            --------------------------------------------
INVESTMENT INCOME:
  Interest income                           $      6,895    $      8,102    $      8,574
  Accretion of original issue discount           721,183         877,057         835,020
  Trustee's fees and expenses                     (5,432)         (8,804)         (7,740)
                                            --------------------------------------------

  Net investment income                          722,646         876,355         835,854
                                            --------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Realized gain on securities
    sold or redeemed                             100,763         280,609
  Unrealized appreciation (depreciation)
    of investments                              (693,165)       (716,778)        772,236
                                            --------------------------------------------

  Net realized and unrealized gain (loss)
    on investments                              (592,402)       (436,169)        772,236
                                            --------------------------------------------

NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                           $    130,244    $    440,186    $  1,608,090
                                            ============================================

                       See Notes to Financial Statements.

THE STRIPPED ("ZERO") US TREASURY SECURITIES FUND,
NATIONWIDE PROVIDENT SERIES A

STATEMENTS OF CHANGES IN NET ASSETS

                                                            2006 TRUST
                                                     YEARS ENDED DECEMBER 31,
                                               2004            2003            2002
                                           --------------------------------------------
OPERATIONS:
  Net investment income                    $    722,646    $    876,355    $    835,854
  Realized gain on securities
    sold or redeemed                            100,763         280,609
  Unrealized appreciation (depreciation)
    of investments                             (693,165)       (716,778)        772,236
                                           --------------------------------------------
  Net increase in net assets resulting
    from operations                             130,244         440,186       1,608,090
                                           --------------------------------------------

CAPITAL SHARE TRANSACTIONS: (Note 2)
  Issuance of 797,018 additional units                                          729,508
  Redemptions of 1,690,270 and 3,003,780
    units, respectively (Note 3)             (1,646,229)     (2,880,127)
                                           --------------------------------------------

  Net capital share transactions             (1,646,229)     (2,880,127)        729,508
                                           --------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS        (1,515,985)     (2,439,941)      2,337,598

NET ASSETS AT BEGINNING OF YEAR              14,176,529      16,616,470      14,278,872
                                           --------------------------------------------

NET ASSETS AT END OF YEAR                  $ 12,660,544    $ 14,176,529    $ 16,616,470
                                           ============================================
UNIT VALUE, END OF YEAR                    $    0.98135    $    0.97157    $    0.94438
                                           ============================================
TRUST UNITS OUTSTANDING AT END OF YEAR       12,901,151      14,591,421      17,595,201
                                           ============================================

                       See Notes to Financial Statements.

THE STRIPPED ("ZERO") U.S. TREASURY SECURITIES FUND,
NATIONWIDE PROVIDENT SERIES A

NOTES TO FINANCIAL STATEMENTS

    1.  SIGNIFICANT ACCOUNTING POLICIES

        The Fund is registered under the Investment Company Act of 1940 as a Unit Investment Trust. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

        (a) Securities are stated at value as determined by the independent Evaluator based on bid side evaluations for the securities.

        (b) Cost of securities is based on offering side evaluations for the securities at Dates of Deposit. Cost of securities subsequent to such dates of purchase has been adjusted to include the accretion of original issue discount on the Stripped Treasury Securities. Realized gains and losses on sales of securities are determined using the first-in, first-out cost basis.

        (c) The Fund is not subject to income taxes. Accordingly, no provision for such taxes is required.

    2.  NET ASSETS, DECEMBER 31, 2004

        Cost of 12,901,151 units at Dates of Deposit             $  8,550,730
        Less sales charge                                             149,639
                                                                 ------------

        Net amount applicable to Holders                            8,401,091
        Realized gain on securities sold or redeemed                  577,068
        Net unrealized appreciation of investments                    440,767
        Redemptions of units - net cost of 10,161,949
          units less redemption amounts                              (584,579)
        Undistributed net investment income - accretion
          of original issue discount ($3,820,100) plus
          excess ($6,097) of interest income over
          Trustee's fees and expenses                               3,826,197
                                                                 ------------

        Net assets                                               $ 12,660,544
                                                                 ============

THE STRIPPED ("ZERO") US TREASURY SECURITIES FUND,
NATIONWIDE PROVIDENT SERIES A

NOTES TO FINANCIAL STATEMENTS

    3.  REDEMPTIONS

        Units may be redeemed at the office of the Trustee upon tender thereof, generally on any business day or, in the case of un-certificated units, upon delivery of a request for redemption and payment of any relevant tax. The Trustee will redeem units either in cash or in kind at the option of the Holder as specified in writing to the Trustee.

    4.  INCOME TAXES

        All items of income received, accretion of original issue discount, expenses paid, and realized gains and losses on securities sold are attributable to the holders, on a pro rata basis, for Federal income tax purposes in accordance with the grantor trust rules of the United States Internal Revenue Code.

        At December 31, 2004, the cost of investment securities for Federal income tax purposes was approximately equivalent to the adjusted cost as shown in the Trust's portfolio.

    5.  DISTRIBUTIONS

        It is anticipated that the Trust will not make any distributions until the first business day following the maturity of its holdings in the Stripped Treasury Securities, which are non-interest-bearing.

THE STRIPPED ("ZERO") U.S. TREASURY SECURITIES FUND,
NATIONWIDE PROVIDENT SERIES A

PORTFOLIO
AS OF DECEMBER 31, 2004

    PORTFOLIO NO.                                                                 ADJUSTED
    AND TITLE OF           INTEREST                               FACE              COST              VALUE
     SECURITIES              RATE            MATURITIES          AMOUNT           (NOTE A)           (NOTE A)
  -----------------       ----------        ------------     ---------------   ---------------   ---------------
2006 TRUST

  1 Stripped Treasury
    Securities                  0.00%           02/15/06     $    12,947,000   $    12,128,894   $    12,579,928

  2 U.S. Treasury Bonds        9.375            02/15/06              69,234            84,607            74,340
                                                             ---------------   ---------------   ---------------

    Total                                                    $    13,016,234   $    12,213,501   $    12,654,268
                                                             ===============   ===============   ===============

    Note A - See Note 1 to Financial Statements

THE STRIPPED ("ZERO") U.S. TREASURY SECURITIES FUND,
NATIONWIDE PROVIDENT SERIES A

FINANCIAL HIGHLIGHTS

December 31, 2004

                                                           2006 TRUST
                                                    YEARS ENDED DECEMBER 31,
                                             2004             2003             2002
Per Unit Operating Performance:

Net asset value, Beginning
of period                                $    0.97157     $    0.94438     $    0.85002
                                         ----------------------------------------------

Operating profit                              0.05305          0.05467          0.04938
Expense                                      (0.00040)        (0.00054)        (0.00045)
                                         ----------------------------------------------

Net investment income                         0.05265          0.05413          0.04893

Realized and unrealized gain (loss) on
investments                                  (0.04316)        (0.02694)         0.04520
                                         ----------------------------------------------

Net increase (decrease) in net assets
resulting from operations                     0.00949          0.02719          0.09413
                                         ----------------------------------------------

Net capital share transactions                0.00029          0.00000          0.00023
                                         ----------------------------------------------

Net asset value, end of period                0.98135          0.97157          0.94438
                                         ==============================================

Total Return                                     0.97%            2.84%           10.50%

Ratio to average net assets:
  Expense                                       -0.04%           -0.06%           -0.05%
  Net investment income                          5.39%            5.65%            5.46%

              DEFINED
            ASSET FUNDS-REGISTERED TRADEMARK-

HAVE QUESTIONS ?                         THE STRIPPED ("ZERO") U.S TREASURY
Request the most recent free             SECURITIES FUND, NATIONWIDE PROVIDENT
Information Supplement                   SERIES A
that gives more details about            ---------------------------------------
the Fund, by calling:                    This Prospectus does not contain
Bank of New York                         complete information about the
1-800-221-7771                           investment company filed with the
                                         Securities and Exchange Commission in
                                         Washington, D.C. under the:
                                         - Securities Act of 1933 (file number:
                                         33-02455);
                                         - Investment Company Act of 1940 (file
                                         no. 811-4541).
                                            TO OBTAIN COPIES AT PRESCRIBED
                                           RATES--
                                            WRITE: Public Reference Section of
                                           the Commission
                                              450 Fifth Street, N.W.,
                                           Washington, D.C. 20549-6009
                                            CALL: 1-800-SEC-0330.
                                            VISIT: http://www.sec.gov.
                                            No person is authorized to give any
                                           information or representations about
                                           this Fund not contained in this
                                           Prospectus or the Information
                                           Supplement, and you should not rely
                                           on any other information.
                                                                     14205--5/05